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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 AMENDMENT NO. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-16133              06-1245881
(State or other jurisdiction          (Commission File          (IRS Employer
      of  incorporation)                   Number)           Identification No.)

     1100 Summer Street, Stamford, Connecticut                     06905
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (203) 323-8668

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

     This amendment to the Current Report on Form 8-K dated April 29, 2005 of Delcath Systems, Inc. is being filed for the purpose of filing the letter of Eisner LLP, the Company's former independent accountant, in accordance with Item 304(a)(3) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

         Exhibit                  Description
         -------                  -----------
           16                     Letter of Eisner LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELCATH SYSTEMS, INC.

                                       By:        /s/ M. S. KOLY
                                          -------------------------------------
                                          M. S. Koly
                                          President and Chief Executive Officer


Dated: May 3, 2005